UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05620

                  The Zweig Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA  01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                           Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q2-13

The Zweig Total Return Fund, Inc.

Semiannual Report

June 30, 2013

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has not distributed more than its income and net realized capital gains in the six months ended June 30, 2013. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2013 that tells you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end fund-details/ZTR

August 1, 2013

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the six-month reporting period ended June 30, 2013.

For the six months ended June 30, 2013, the fund’s NAV added 5.09%, including $0.505 in reinvested distributions. During the same period, the fund’s benchmark index, a composite consisting of equal parts of the S&P 500® Index and the Barclays U.S. Government Bond Index, increased 5.68%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 13.82% for the S&P 500 and a 2.04% loss for the Barclays U.S. Government Bond Index. The fund’s average exposure for the first half of the year was approximately 68% in equities and 33% in bonds.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

MARKET OUTLOOK AND OVERVIEW

The S&P 500® finally closed above 1,600 in May after flirting with this milestone since March 2000. Although the S&P 500® Index established a new high in 2007, this is the first time it exceeded a new 100-point level in over 13 years. Although June was a challenging month for the equity market, thus far in July it has surged again to new highs and stocks are trading well. We are pleased to report that The Zweig Total Return Fund has had a high level of equity exposure all year. The rally that virtually nobody believed in has been captured by the Fund’s nearly fully-invested positioning.

Despite a few small hiccups in February, April, and late May-to-early June, the S&P 500 gained 13.82% (with dividends reinvested) for the six months ended June 30. Despite this strong performance, many market participants are still somewhat skeptical that the rally will extend and continue to wait for that long-anticipated decline to buy stocks. Although there was a brief growth scare in response to disappointing manufacturing data released in both the U.S. (ISM Manufacturing) and China (Purchasing Managers Index), the sell-off was brief, and a new rally ensued on better jobs data from the U.S. Labor Department.

The trading adage, “Sell in May and go away” has worked very well the last three years, but that was concurrent with truly deteriorating economic data and European debt woes. We believe the global economy is not robust by any measure, but it is better than feared, and while Europe is still in disarray, yields on both Italian and Spanish debt remain remarkably lower than the crisis levels of last summer. By way of reference, during the June 2012 market swoon, yields approached or exceeded 7% on the 10-year government bonds for both countries.

We are a long way from sanguine that the equity rally will strengthen, but based on a combination of monetary stimulus, ongoing positive momentum, and a lack of overt bullishness among the investment community, we still believe a high level of commitment to equities is warranted.

We are now in an environment where global central banks have embarked on easy money policies. Leading the way has been the U.S. Federal Reserve’s (Fed) continued support of asset prices through quantitative easing (QE) and a very low interest rate policy, although that may be set to change given the central bank’s recent talk of potentially tapering its bond buying program. Thus far, QE may or may not be having much of an economic impact, but it has certainly been positive for equities. In addition, the Bank of Japan is fully embracing its new prime minister’s eponymous “Abenomics” policies with further easing and debasement of the yen, while the European Central Bank (ECB) continues to keep its loose and growth-supportive monetary policy in place. Even the allegedly conservative Royal Bank of Australia recently got in on the rate-cutting game, as did South Korea’s central bank.

The market experienced a swift decline from May 22 through June 24 on the back of Fed Chairman Ben Bernanke’s testimony before Congress and the release of Federal Open Market Committee (FOMC) meeting minutes. His reminder that the bank would be reducing (and ultimately ending) its monthly $85 billion in asset purchases at some point sent a shiver through the market. Although he also offered assurance that it was the central bank’s “intention to maintain a highly accommodative monetary policy as long as needed,” investors fixated on the timing of the potential tapering and a sell-off ensued. The bond market ultimately suffered more damage than stocks, which eventually recovered, but the rate on the benchmark 10-year U.S. Treasury note remains much higher (2.51% as of this writing) than when the FOMC minutes were released on May 22.

It is our view that many market participants missed, at least initially, Chairman Bernanke’s

For information regarding the indexes cited, and key investment terms used in this report see page 9.

careful conveyance that policy will remain data dependent, with the Fed focusing on “how the economy evolves,” and that curtailing QE is not the same as tightening monetary policy. Stronger economic data will indeed trigger a tapering of bond purchases, maybe even ending QE, however, that also means companies will be hiring new employees and growth will improve, with concurrent increases in corporate earnings.

The budget sequester has likely had some negative effect on Gross Domestic Product (GDP), as has reduced government spending in general. Government jobs are being furloughed, which is being made up for by the private sector, even if tepidly for this stage of a recovery. Tax receipts are actually coming in stronger than expected, while government outlays are falling slightly. Whether or not this will lead to lower deficits for any meaningful period is yet to be seen, but at a minimum, the news on the federal budget front is better than most would have expected. To the degree that the private sector can make up the modest cuts in government spending, GDP will increase and the specter of the “government going bankrupt” will recede, at least temporarily.

One area of recent concern is that global manufacturing, an early indicator of industrial output, and thus economic growth, has been stalling. By no means is it falling off a cliff as it did in 2008, or even seeing the declines experienced in both the 2011 and 2012 spring and summer seasons, but it bears watching. Two major positives that might trump the weakness in global Purchasing Manager Index (PMI) surveys is that the U.S. housing market is in the midst of a major recovery and most other surveys related to the health of business conditions are strong. The combination of higher home prices, increasing construction activity, stable gasoline prices, and a rising stock market has recently pushed both consumer confidence and consumer comfort levels to new highs. The virtuous circle of confidence-spending-growth seems to be accelerating, and this is supportive of higher equity prices.

The major conundrum we continue to face this year since taking a bullish stand on the market is that the stocks we would expect to do well in a market hitting new all-time highs are not performing as well as stocks that typically are perceived as more conservative. Until very recently, this has been a rather odd bull market where defensive-oriented sectors have not only outrun the more cyclical issues, they have vastly outperformed. In the month of April there was a large gap in the performance of cyclical stocks and issues that are regarded as more defensive. Investors continue to search for yield provided by stocks that pay dividends, which are commonly more defensive in nature.

Generally we believe there is much better relative value in the more economically-sensitive segments of the market. Our view is that: a) the economy is better than feared; b) this should lead to a strong market; and c) market leadership will eventually be assumed by cyclical stocks. For much of 2013, the market rally was led by consumer staples, telecom, utilities, and health care stocks. Even though earnings growth of a consumer staples stock is modest, investors are willing to pay 18 to 20 times earnings for its dividend yield and perceived safety. We, on the other hand, see much better relative value in industrials, energy, technology, and yes, even financials. The silver lining seems to be that, as the jobs data has improved and confidence in the rally grows, the market leadership is finally shifting to cyclicals. Our patience has been rewarded with some recent outperformance, and we certainly hope this continues.

The energy sector started the year strong, and our holdings did particularly well. Many energy stocks then broke down, due to some softness in the price of crude and slightly tepid earnings in some companies, and money flowed into other sectors. Broadly speaking, the energy

For information regarding the indexes cited, and key investment terms used in this report see page 9.

names have not been down since early February; they just got left behind by other sectors for most of the period. While the dividend yield might not be quite as high as stocks within the utilities space, the reality is that free cash flow yield is actually much higher on average, which in our opinion is a better way to determine real available returns.

Consumer discretionary stocks are doing very well on the year. We continue to hold a slight overweight in this sector relative to the S&P 500 Index, owning a broad array of stocks tied to the housing recovery, media, retail, and the strong auto industry.

Stocks within financials have been solid performers on the year. The Fund owns a variety of regional banks, money center banks, insurers, asset managers, and REITs. Our sector exposure is higher than it has been in years as the housing recovery has stabilized bank balance sheets, asset managers are benefiting from the sustained equity rally, and higher interest rates have improved net interest margins for banks and helped insurance companies manage liabilities. There is a good trend at work within the sector, and we have committed capital to the group.

Material stocks have lagged badly in the market rally, especially those tied to metals and mining. As a result, we have less exposure to the group than we have in a very long time. Generally better-than-expected U.S. economic data has been offset by a lack of anticipated growth in China, one of the world’s largest consumers of raw materials. We are finding better opportunities elsewhere although the Fund does hold a few names within mining and agriculture.

We continue to have little exposure to consumer staples, as we believe the group is largely overpriced. That said, the stocks we do own have outperformed the sector. Many investors hold this group for dividend yield, a bond proxy if you will, but valuations relative to growth rates are too high. The same conclusion can be drawn from the utilities sector, where all too often a company’s stock yields more than its bond offering, but the earnings multiple is in the high teens. Although consumer staples stocks are still slightly ahead of the S&P 500 on the year through June 30, they have lost ground on a relative basis and we see that trend continuing.

Our holdings in health care have outperformed the S&P 500 Health Care sector on the year, particularly both of our holdings in biotech. With the Affordable Care Act struggling to find support from the business community, and a plethora of problems implementing the program, uncertainty remains within the sector. However, the delays in application of the law are generally good for the sector as companies have more time to calculate impacts and make adjustments.

Technology continues to underperform the broad market, with Apple (AAPL) making new 52-week lows before finally recovering somewhat. It has been a mixed bag for us as some tech names have done well on the year, while others have struggled. Generally, the same odd theme seems to be occurring insofar as many investors are steering clear of tech and opting instead for so-called “safe” areas of the market in this rally. As noted earlier, there has been a shift afoot since mid-April, and tech stocks have had a very solid run.

Our move into more industrial stocks has not yet produced the alpha we have hoped for. We are struck by how poorly the group traded in the rally earlier in the year, yet it is now starting to outperform as generally stronger jobs data has continued. Although June was unkind to many of our holdings in the sector, much of the underperformance has been reversed thus far in July. Both JPMorgan and Goldman Sachs issued favorable comments in the spring on the relative attractiveness of cyclical stocks, highlighting many names in the industrial sector, several of which we own. This upturn, which we are optimistic is underway, has the

For information regarding the indexes cited, and key investment terms used in this report see page 9.

potential to be powerful and sustained as U.S. manufacturing companies enjoy advantages in terms of energy inputs and productivity costs, and more competitive labor costs.

The volatility endured by the market for the last several years and the general sense that policy makers, rather than fundamental economic and business decisions, will drive asset prices has made stock picking difficult. We believe a shift is occurring and that a more orderly, lower-correlated period is ahead. We feel confident that the portfolio is well positioned for this environment, and we will continue to move to areas where we see the greatest opportunity. The market is priced reasonably and given the investable alternatives, still seems attractive on a relative basis. With cash rates still near zero percent and bond yields backing up, we remain committed to stocks and are nearly fully invested.

BOND MARKET

High quality fixed income securities suffered losses during the first half of the year, mainly due to the Fed-driven sharp sell-off in May and June. Until early May, the benchmark 10-year U.S. Treasury note was actually quite stable, trading in a range of roughly 2.05% to 1.65%. Spread product did reasonably well early in the year as credit narrowed, but was also eventually overwhelmed by the 130-basis point run-up in risk-free yields in the 10-year sector. The Fed “taper talk” wreaked havoc on yield levels, as bond holders feared that a reduction in bond purchases, or worse even selling, would send yields soaring. It all became a self-fulfilling prophecy as, indeed, yields did rise sharply.

The fixed income market, particularly government bonds, has become an artificial market at the moment, with central banks effectively dictating yields. Until recently, spread product has been a good investment, as corporate bond spread compression followed the improvement in corporate balance sheets and a somewhat strengthening economy. The ongoing manipulation by central banks has kept “risk-free” yields contained, until the recent speculation on when QE might end. The threat of the Fed’s $85 billion in monthly asset purchases coming to an end sent the bond market into a tailspin from which it has yet to recover. We continue to hold a fairly low-duration bond portfolio consisting of a few corporate bonds, some foreign sovereign debt, and shorter-dated TIPs. During the decline in yields in April, we took the opportunity to sell half of our sole remaining holding in bullet Treasuries. Treasury bonds, for the most part, have been the only true risk diversification tool in recent times of crisis, but the price of this insurance is getting all too expensive.

The allocation into high dividend stocks in lieu of bonds continues to reap rewards. The Fund yield has been enhanced, and in several cases, the names we hold have been the types of stocks that bond proxy investors have reached for. The decision to carve out some of the bonds from the portfolio and reallocate those proceeds to high dividend stocks has been very beneficial as they continue to outperform bonds.

Sincerely,

Portfolio managers,

Carlton Neel

Executive Vice President

Zweig Advisers, LLC

David Dickerson

Senior Vice President

Zweig Advisers, LLC

For information regarding the indexes cited, and key investment terms used in this report see page 9.

The views expressed in the Market Outlook and Overview reflect those of its authors only and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Shares of closed-end investment companies such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Asset Allocation as of June 30, 2013

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of June 30, 2013.

For information regarding the indexes cited, and key investment terms used in this report see page 9.

OUR PRIVACY COMMITMENT

The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Government Bond Index: An index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more.

European Central Bank (“ECB”): The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Federal Open Market Committee (FOMC): The branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

Gross Domestic Product: The market value of all officially recognized final goods and services produced within a country in a given period.

ISM Manufacturing Index: An index based on surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Labor Department: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country’s economic statistics.

Purchasing Managers Index: An indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

Quantitative Easing (QE): A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust): A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013

(Unaudited)

($ Reported in thousands)

		Par		Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	23.5%
U.S. Treasury Bond 1.750%, 5/15/22		$10,000		$9,528
U.S. Treasury Inflation Indexed Bonds
1.625%, 1/15/15(3)		28,000		35,453
2.000%, 1/15/16(3)		25,000		31,451
2.375%, 1/15/17(3)		31,000		39,608

Total U.S. Government Securities (Identified Cost $108,182)				116,040

FOREIGN GOVERNMENT SECURITIES	3.1%
Commonwealth of Australia 5.500%, 12/15/13		11,000	AUD	10,195
Singapore Government Bond 3.625%, 7/1/14		6,000	SGD	4,893

Total Foreign Government Securities (Identified Cost $15,992)				15,088

CORPORATE BONDS	2.1%
INDUSTRIALS — 2.1%
CSX Corp. 6.250%, 3/15/18		4,000		4,703
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814		5,700

Total Corporate Bonds (Identified Cost $8,414)				10,403

		Number of Shares
COMMON STOCKS	68.6%
CONSUMER DISCRETIONARY — 7.7%
Abercrombie & Fitch Co. Class A		95,000		4,299
Amazon.com, Inc.(2)		8,100		2,249
Coach, Inc.		97,000		5,538
Comcast Corp. Class A		108,000		4,523
Darden Restaurants, Inc.		109,000		5,502
DR Horton, Inc.		146,000		3,107
Ford Motor Co.		362,000		5,600
Goodyear Tire & Rubber Co. (The)(2)		196,000		2,997
Lear Corp.		69,000		4,172

				37,987

See notes to financial statements

	Number of Shares	Value
CONSUMER STAPLES — 3.6%
Altria Group, Inc.	139,000	$4,864
PepsiCo, Inc.	80,000	6,543
Safeway, Inc.	276,000	6,530

		17,937

ENERGY — 10.2%
Buckeye Partners LP	71,000	4,981
Chevron Corp.	55,000	6,509
ConocoPhillips	64,000	3,872
Continental Resources, Inc.(2)	34,000	2,926
Energy Transfer Partners LP	108,000	5,458
Schlumberger Ltd.	64,000	4,586
Tesoro Corp.	80,000	4,186
Total SA Sponsored ADR	106,000	5,162
Valero Energy Corp.	118,000	4,103
Williams Cos., Inc. (The)	202,000	6,559
WPX Energy, Inc.(2)	109,000	2,065

		50,407

FINANCIALS — 13.3%
Aflac, Inc.	95,000	5,521
BB&T Corp.	226,000	7,657
BlackRock, Inc.	19,900	5,111
Blackstone Group LP (The)	373,000	7,855
Goldman Sachs Group, Inc. (The)	26,000	3,933
HCP, Inc.	108,000	4,908
JPMorgan Chase & Co.	154,000	8,130
Lincoln National Corp.	115,000	4,194
T. Rowe Price Group, Inc.	62,000	4,535
Templeton Dragon Fund, Inc.	161,000	4,041
Two Harbors Investment Corp.	407,000	4,172
U.S. Bancorp	150,000	5,422

		65,479

HEALTH CARE — 5.9%
Abbott Laboratories	140,000	4,883
Biogen Idec, Inc.(2)	13,500	2,905
Eli Lilly & Co.	94,000	4,618
Gilead Sciences, Inc.(2)	67,000	3,431
Merck & Co., Inc.	116,000	5,388
UnitedHealth Group, Inc.	67,000	4,387
Zimmer Holdings, Inc.	48,000	3,597

		29,209

See notes to financial statements

	Number of Shares	Value
INDUSTRIALS — 9.5%
Alaska Air Group, Inc.(2)	48,000	$2,496
Caterpillar, Inc.	73,000	6,022
Cummins, Inc.	41,000	4,447
Deere & Co.	66,000	5,363
Dover Corp.	60,000	4,660
General Electric Co.	223,000	5,171
Lockheed Martin Corp.	46,000	4,989
Parker Hannifin Corp.	51,000	4,865
Trinity Industries, Inc.	114,000	4,382
Union Pacific Corp.	28,000	4,320

		46,715

INFORMATION TECHNOLOGY — 10.6%
Apple, Inc.	32,300	12,793
Cisco Systems, Inc.	240,000	5,834
Citrix Systems, Inc.(2)	47,000	2,836
EMC Corp.	146,000	3,449
Google, Inc. Class A(2)	3,600	3,169
Intel Corp.	228,000	5,522
MasterCard, Inc. Class A	7,100	4,079
NetApp, Inc.	125,000	4,723
QUALCOMM, Inc.	104,000	6,352
Visa, Inc. Class A	19,000	3,472

		52,229

MATERIALS — 3.2%
CF Industries Holdings, Inc.	20,000	3,430
Du Pont (E.I.) de Nemours & Co.	102,000	5,355
Freeport-McMoRan Copper & Gold, Inc.	253,000	6,985

		15,770

TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.	151,000	5,345
CenturyLink, Inc.	152,000	5,373
Verizon Communications, Inc.	140,000	7,048

		17,766

UTILITIES — 1.0%
FirstEnergy Corp.	126,000	4,705

		4,705

Total Common Stocks (Identified Cost $302,964)		338,204

Total Long Term Investments — 97.3% (Identified Cost $435,552)		479,735

See notes to financial statements

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET MUTUAL FUNDS — 0.9%
Fidelity Money Market Portfolio — Institutional Shares (Seven-day effective yield 0.012%)		4,289,719	$4,290

Total Short-Term Investments (Identified Cost $4,290)			4,290

Total Investments (Identified Cost $439,842) — 98.2%			484,025	(1)
Other Assets and Liabilities, Net — 1.8%			8,665

Net Assets — 100.0%			$492,690

Foreign Currency (reported in thousands):

AUD	Australian Dollar
SGD	Singapore Dollar

(1)	Federal Income Tax Information: For tax information at June 30, 2013, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

See notes to financial statements

($ reported in thousands)

Country Weightings†
United States	95%
Australia	2%
Bermuda	1%
France	1%
Singapore	1%

Total	100%

†	% of total investments as of June 30, 2013

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements.):

	Total Value at June 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$116,040	$—	$116,040
Foreign Government Securities	15,088	—	15,088
Corporate Bonds	10,403	—	10,403
Equity Securities:
Common Stocks	338,204	338,204	—
Short-Term Investments	4,290	4,290	—

Total Investments	$484,025	$342,494	$141,531

There are no Level 3 (significant unobservable input) priced securities.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

(Unaudited)

(Reported in thousands except shares and per share amounts)

ASSETS:
Investment at value (Identified cost $439,842)	$484,025
Cash	869
Deposits with prime broker	211
Receivables:
Investment securities sold	10,471
Dividends and interest	2,062
Tax reclaims	10
Prepaid director retainer	36
Prepaid expenses	20

Total Assets	497,704

LIABILITIES:
Payables
Investment securities purchased	4,289
Fund shares repurchased	283
Investment advisory fee	288
Administration fee	27
Transfer agent fees and expenses	23
Professional fees	59
Interest payable	3
Other accrued expenses	42

Total Liabilities	5,014

NET ASSETS	$492,690

CAPITAL
Capital paid in on shares of beneficial interest	$437,416
Accumulated undistributed net investment income (loss)	(11,058)
Accumulated undistributed net realized gain (loss)	22,146
Net unrealized appreciation depreciation on investments	44,186

NET ASSETS	$492,690

NET ASSET VALUE PER SHARE
(Net assets/shares outstanding) Shares outstanding — 34,614,351	$14.23

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013

(Unaudited)

($ reported in thousands)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $18)	$5,162
Interest	2,935

Total Investment Income	8,097

EXPENSES:
Investment advisory fees	1,812
Administration fees	168
Transfer agent fees and expenses	54
Professional fees	98
Printing fees and expenses	185
Directors’ fees	81
Custodian fees	5
Miscellaneous	96

Expenses before dividends on short sales and interest expense	2,499

Dividends on short sales	9
Interest expense	61

Total Expenses	2,569
Less expenses reimbursed by investment advisor	(261)

Net Expenses	2,308

Net Investment Income	5,789

NET REALIZED AND UNREALIZED GAIN (LOSSES)
Net realized gain (loss) on:
Investments	25,509
Written options	(246)
Foreign currency transactions	(240)
Securities sold short	(2,420)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,155)
Written options	(61)
Foreign currency translations	(26)
Securities sold short	474

Net realized and unrealized gain (loss)	16,835

Net increase (decrease) in net assets resulting from operations	$22,624

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$5,789		$9,942
Net realized gain (loss)	22,603		8,787
Net change in unrealized appreciation (depreciation)	(5,768)		12,731

Net increase in net assets resulting from operations	22,624		31,460

Dividends and distributions to shareholders from
Net investment income	(17,583	)(1)	(9,824)
Net realized short-term gains	—		(276)
Net realized long-term gains	—		(7,135)
Tax return of capital	—		(22,508)

Total dividends and distributions to shareholders	(17,583)		(39,743)

Capital share transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $644)	—		(103	)(2)
Common Shares repurchased	(4,560)		(13,213)

Net increase (decrease) in net assets derived from capital share transactions	(4,560)		(13,316)

Net increase (decrease) in net assets	481		(21,599)
NET ASSETS
Beginning of period	492,209		513,808

End of period	$492,690		$492,209

Accumulated undistributed net investment income (loss) at end of period	$(11,058)		$736

Other Information:

Capital share transactions were as follows:(3)
Common Shares outstanding at beginning of period	34,966,839		36,023,686
Common Shares repurchased	(352,488)		(1,056,847)

Common Shares outstanding at end of period	34,614,351		34,966,839

(1)

Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim date as of June 30, 2013, we estimate 50% of the distributions will represent net investment income and 50% will represent long-term gain distributions. Also refer to the inside front cover for the Managed Distribution Plan.

(2)	Adjustment to bring costs estimated in connection with rights offering to actual.
(3)

Common shares repurchased during 2012 have been adjusted to reflect the 1-for-4 reverse stock split that occurred effective the start of trading on the NYSE on June 27, 2012. See Notes 7 and 8 in the Notes to Financial Statements.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	For the Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008
Per Share Data
Net asset value, beginning of period	$14.08		$14.28		$15.96		$16.52	$16.00	$19.88

Income From Investment Operations
Net investment income (loss)(3)	0.17		0.28		0.24		0.20	0.20	0.28
Net realized and unrealized gains (losses)	0.49		0.64		0.16		0.84	1.92	(2.32)

Total from investment operations	0.66		0.92		0.40		1.04	2.12	(2.04)

Dividends and Distributions
Dividends from net investment income	(0.51	)(12)	(0.28)		(0.24)		(0.20)	(0.24)	(0.40)
Distributions from net realized gains	—		(0.21)		(0.20)		(0.32)	(0.04)	(0.24)
Tax return of capital	—		(0.63)		(1.08)		(1.08)	(1.32)	(1.20)

Total dividends and distributions	(0.51)		(1.12)		(1.52)		(1.60)	(1.60)	(1.84)

Dilutive effect on net asset value as a result of rights offering	—		—	(4)	(0.56	)(6)	—	—	— (4)

Net asset value, end of period(8)	$14.23		$14.08		$14.28		$15.96	$16.52	$16.00

Market value, end of period(1)(8)	$12.86		$12.31		$12.12		$14.24	$15.64	$13.48

Total investment return(2)	8.63	%(11)	10.92%		(4.65	)%(7)	1.04%	29.74%	(16.90)%

Total return on net asset value(5)	5.09	%(11)	7.68%		4.46%		7.21%	15.46%	(10.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$492,690		$492,209		$513,808		$457,035	$473,217	$458,767
Ratio of expenses to average net assets (after expense waivers)	0.90	%(10)	0.95	%(9)	0.88%		1.10%	1.14%	1.03%
Ratio of expenses to average net assets (before expense waivers)	1.00	%(10)	1.09	%(9)	0.97%		1.10%	1.14%	1.03%
Ratio of net investment income to average net assets	2.31	%(10)	1.95%		1.71%		1.19%	1.38%	1.66%
Portfolio turnover rate	31	%(11)	47%		46%		25%	35%	61%

See notes to financial statements

(1)	Closing Price — New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	Computed using average shares outstanding
(4)	Amount is less than $0.005.
(5)	NAV Return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Shares were sold at a 5% discount from a 5 day average market price from 1/3/11 to 1/7/11.
(7)	Total investment return includes the dilutive effect of the 2011 rights offering. Without this effect, the total investment return would have been (2.59)%.
(8)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010	2009	2008
Net Asset Value (prior to reverse stock split)	$3.57	$3.99	$4.13	$4.00
Market Price (prior to reverse stock split)	$3.03	$3.56	$3.91	$3.37

(9)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 0.87% and the Ratio of expenses to average net assets (before expense waivers) would be 1.01%.
(10)	Annualized
(11)	Not annualized
(12)	Please note that the tax status of the distributions is determined at the end of the taxable year.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

(Unaudited)

NOTE 1 — ORGANIZATION

The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (NYSE)) that may impact the value of securities traded in these foreign markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Federal Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.  Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Operations. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options on the Statement of Operations.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

At June 30, 2013, there were no open options contracts.

G.  Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

At June 30, 2013 there were no securities sold short.

H.  Use of Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 3 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ reported in thousands unless otherwise noted)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

a)  Investment Advisory Fee: The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.70% of the Fund’s average daily managed assets. During the six months ended June 30, 2013, the Fund incurred advisory fees of $1,812.

For the period January 1, 2013 through May 9, 2013, the Adviser voluntarily waived 20% of the advisory fee. Effective May 10, 2013, the Adviser terminated its voluntary waiver of 20% of the advisory fees.

Zweig Consulting LLC serves as a consultant to the Adviser. Fees to Zweig Consulting LLC are paid by the Adviser.

b)  Administration Fee: Effective January 1, 2013, VP Distributors, LLC the Fund’s former Administrator, assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus. During the six months ended June 30, 2013, the Fund incurred Administration fees of $168.

c)  Directors Fee ($ not reported in thousands):

During the period, the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year, and the Nominating Committee Chairperson is paid an additional fee of $2,500 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 — PURCHASES AND SALES OF SECURITIES:

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended June 30, 2013, were as follows:

Purchases	$157,126
Sales	183,139

Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2013, were as follows:

Purchases	$—
Sales	10,159

NOTE 5 — DERIVATIVE TRANSACTIONS

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of purchased and written options. The primary type of risk associated with these derivative instruments is equity risk. The Fund invests in uncovered options contracts to gain exposure to securities not held in the portfolio, and to realize a greater return than investing in the underlying security alone.

For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F.

Written options transactions, during the six months ended June 30, 2013, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	1,888	$225
Written options	735	100
Options repurchased	(2,008)	(268)
Options expired	(615)	(57)
Options exercised	—	—

Options outstanding at June 30, 2013	—	$—

The average daily premiums received on written options during the six months ended June 30, 2013 was $79.

For the six months ended June 30, 2013, changes in the value of written options are included in the Statement of Operations line “Net change in unrealized appreciation/(depreciation) on written options” in the amount of $(61). The gains and losses realized on written options are disclosed in the “Net realized gain (loss) on written options” in the amount of $(246).

NOTE 6 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 7 — CAPITAL STOCK AND REINVESTMENT PLAN

At June 30, 2013, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 34,614,351 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six months ended June 30, 2013 and the year ended December 31, 2012, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 10% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. From the period of January 1, 2013 through June 30, 2013, the Fund repurchased 352,488 shares at an average price of $12.91. The average weekly discount during this period was 12.26%. As of June 30, 2013, there are 2,193,032 shares remaining that are authorized to be purchased under the repurchase plan in the future.

On July 1, 2013, the Fund announced a distribution of $0.083 per share to shareholders of record on July 11, 2013. This distribution has an ex-dividend date of July 9, 2013, and is payable on July 18, 2013. Please see inside front cover for more information on the Fund’s distributions.

NOTE 8 — REVERSE STOCK SPLIT

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a split-adjusted basis under a new CUSIP number (989837208). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

NOTE 9 —  BORROWINGS

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowings are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

During the six months ended June 30, 2013, the fund utilized margin financing for 136 days at an average interest rate of 0.58% and with an average daily borrowing balance during that period of $17,575. For the six months ended June 30, 2013, the interest costs related to borrowing amounted to $58 and are included within the “Interest Expense” on the Statement of Operations.

As of June 30, 2013 there was no outstanding margin financing.

NOTE 10 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At June 30, 2013, the Fund held 24% of its total investments in U.S. Government securities.

NOTE 11 — REGULATORY EXAMS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 12 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At June 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$440,377	$56,053	$(12,405)	$43,648

NOTE 13 — RECENT ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

NOTE 14 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of The Zweig Total Return Fund, Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”), are required to annually review and approve the terms of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Zweig Advisers LLC (the “Adviser”). In this regard, the Board reviewed and approved during the most recent six month period covered by this report the Advisory Agreement, as proposed to be amended to calculate the management fee based on “managed assets,” which include all assets attributable to borrowing, rather than “net assets”.

More specifically, at a telephonic meeting held on January 31, 2013, the Independent Directors discussed a draft response from the Adviser to a request from counsel to the Independent Directors for information relevant to the annual review of the Advisory Agreement, and following that meeting certain supplementary information was obtained from the Adviser as part of the review process. Thereafter, at an in-person meeting held on February 5, 2013, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and consideration of approval of the Advisory Agreement.

1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to its performance group and performance universe as selected by Management Practice Inc., an independent consulting firm (“MPI”), at the request of the Independent Directors, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered the Fund’s management fee rate and expense ratio relative to the Fund’s MPI expense group. The Board concluded that the management fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its MPI expense group.

(b) Profitability and Costs of Services to Adviser. The Board considered the Adviser’s overall profitability and costs. The Board also considered whether the amount of profit is a fair entrepreneurial profit. The Board concluded that the Adviser’s profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows. The Directors considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do open-end funds. The Directors concluded that the Fund has appropriately benefited from any economies of scale.

5. Whether Fee Levels Reflect Economies of Scale. The Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund’s closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

6. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Directors considered the size, education and experience of the Adviser’s staff, its fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas it was structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered such factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing the Adviser’s investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Independent Directors unanimously agreed to recommend the continuation of the Advisory Agreement.

SUPPLEMENTARY PROXY INFORMATION

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 14, 2013. The meeting was held for purposes of electing two (2) nominees to the Board of Directors.

The results were as follows:

Election Directors	Votes For	Votes Withheld
George R. Aylward	26,749,951	3,119,510
William H. Wright II	26,821,391	3,048,130

Based on the foregoing, George R. Aylward was re-elected and William H. Wright II was elected as Directors. The Fund’s other Directors who continue in office are Charles H. Brunie, Wendy Luscombe, James B. Rogers, Jr., and R. Keith Walton.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 2013	79,464	12.68	79,464	2,466,057
Feb. 2013	80,800	12.84	80,800	2,385,257
March 2013	20,200	12.86	20,200	2,365,057
April 2013	5,000	12.99	5,000	2,360,057
May 2013	32,100	13.29	32,100	2,327,957
June 2013	70,824	13.08	70,824	2,257,133
Total	288,388	12.91	288,388	2,257,133

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12
b.	The dollar amount (or share or unit amount) approved: 3,602,369 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. In addition, there are no newly identified portfolio managers as the date of this filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2013 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Zweig Total Return Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date    09/06/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date    09/06/13

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date    09/06/13

* Print the name and title of each signing officer under his or her signature.